SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  December 15, 1998
(Date of earliest event reported)

Commission File No.:  333-45467-03

Morgan Stanley Capital I, Inc.
Commercial Mortgage Pass-Through Certificates
Series 1998-WF2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Pending
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On December 15,1998 a distribution was made to holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates Series 1998-WF2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly  report  distributed  to holders of  Commercial  Mortgage
               Pass-Through  Certificates,  Series  1998-WF2,  relating  to  the
               December 15, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Morgan Stanley Capital I, Inc.
                        Commercial Mortgage Pass-Through Certificates
                                         Series 1998-WF2


December 24, 1998        by Norwest Bank Minnesota, N.A., as Trustee
                       /s/ Edward M. Frere, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,  Series 1998-WF2 Trust,relating to the December 15,
               1998 distribution